Banc of America Securities

Basic Industries Conference May 5, 2004

Thomas V. Brown

President and Chief Executive Officer

Ronald J. Domanico

Vice President and Chief Financial Officer

Forward-Looking Statements

The following information contains forward-looking statements. Forward-looking statements include statements regarding our goals, beliefs, plans, estimates, outlook or current expectations about future events, taking into account the information currently available to our management. Forward-looking statements are not statements of historical fact. For example, when we use words such as “believe,” “anticipate,” “expect,” “estimate,” “assume,” “intend,” “should,” “would,” “could,” or “may,” or other words, expressions, charts or graphs that address future events or outcomes, we are making forward-looking statements.

Our forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially depending on a variety of important factors, including, but not limited to, fluctuations in raw material prices and energy costs, increases in pension and insurance costs, downturns in industrial production, housing and construction and the consumption of durable and nondurable goods, the degree and nature of competition, demand for our products, the degree of success achieved by our new product initiatives, changes in government regulations, our ability to complete and successfully integrate the operations of acquired businesses and our ability to service our substantial indebtedness. Additional relevant risk factors that could cause actual results to differ materially are discussed in the company’s registration statements and reports filed with the Securities and Exchange Commission, which are available from the company. With respect to such forward-looking statements, we claim protection under the Private Securities Litigation Reform Act of 1995. We do not undertake any obligation to update our forward-looking statements.

Section I

Business and Industry Update

CARAUSTAR

Carolina Austell Star Paperboard Boxboard Paper

Tube

(1938) (1948) (1958)

IPO: October 8, 1992 (NASDAQ: CSAR)

Business and Industry Update

Leadership positions in each of the four principal recycled paperboard product markets

(Caraustar 2003 tonnage and demand drivers)

#2

Tubes, Cores and Composite Cans

324,100 tons 28% ICPG

Consumer Nondurable Consumption 8%

Industrial Production 75%

Construction 17%

#1

Gypsum Facing Paper

187,200 tons 16% Mill Group

Single and Multifamily Construction 40%

Repair and Remodeling 40%

Commercial Construction 20%

#3

Folding Cartons

418,200 tons 36% CPG

Industrial Production 14%

Consumer Nondurable Consumption 86%

#3

Other Specialty

228,500 tons 20% Mill Group

Consumer Nondurable Consumption 88%

Consumer Durable Goods 12%

Business and Industry Update

Industry Overview

• Volume: Two Drivers: Manufacturing migrating

offshore, health of the general economy

After 3 years of decline, 2003 was up 0.9%

• Price: Main Driver: Capacity utilization

demand driven, not cost driven

• Fiber: 2002: $ 40 ??$ 130 ??$ 50

2003: $ 50 ??$ 75 ??$ 65

2004: $ 65 ??$ 85

• Energy: Up slightly, hedged through winter

• China: “A Paper Tiger”: learning capitalism — slowly

• Capacity: Directionally better … economic improvement/

additional shuts would balance supply/demand

Business and Industry Update

Mill Capacity Utilization Is Improving

? Caraustar typically maintains higher utilization rates than industry averages

99.5%

99.0% 99.0%

98.4%

95.8% 96.0%

95.6% 95.5%

95.3%95.0%

94.5%

93.0% 92.9%

92.0% (1) 92.1%

90.1% 90.1%

89.7%

88.1%

85.0%

83.5%

82.2%

1994 1996 1998 2000 2002 2003 Q104

Caraustar Industry

4 (1)Excludes closed or idled machines

Source: American Forest and Paper Association.

Recent Utilization Improvement Has Been Driven By

Recycled Boxboard Mill Closures

Uncoated Recycled (m Tons)

BPB – IL 30 Papertech – NH 30

CSAR – NJ 55 Republic – CO 50

CSAR – IL 65

CSAR – NY 70 Rock-Tenn – TX (1/2) 50

CSAR – MD (2/2) 60 Rock-Tenn – VA (1/2) 70

CSAR – NC 45 Rock-Tenn – PA 30

CSAR – GA 28 Rock-Tenn – NJ 35

Kieffer – IN 50 SSCC – CA (1/2) 45

Lydall – CT 35 Simkins – MD 30

Simkins – CT 60

Minas Basin – NS, 30

Canada Sorenson – MI 30

Newark – NJ 55 Sonoco – NY 30

Newark – OH 50 Sonoco – KS 40

Newark – ME 40 Sonoco – OH 45

Newark – NY 35 Sonoco – GA 47

Newark – CA 55

Coated Recycled (m Tons)

Crown – BC, Canada 50

Ft. Orange – NY 50

Newark – CA 55

Newark – MA 70

RPM – MI 60

SSCC – PA (1/2) 70

CSAR – OH (1/2) 75

Uncoated Subtotal 1,295 Coated Subtotal 430

Total Tons 1,725 Total Tons Top Co’s. 1,220 Category Summary

Uncoated Tons 1,295 Caraustar 398 Companies: 16

Coated Tons 430 Newark 360 Facilities: 36

Tons by Top 5 1,220 Rock-Tenn 185 Machines: 37

% by Top 5 71% Sonoco 162

Tons by Top 3 943 SSCC 115

% by Top 3 55%

Caraustar is the largest U.S. recycled boxboard producer

? Estimated 2003 capacities(1)

Tube & Gypsum Folding Other Market

Rank Company Core Stock Facings Cartonbd Specialty Capacity Share

1 Caraustar 370 410 330 310 1,420 20%

2 Rock-Tenn 100 80 450 300 930 13%

3 Newark Group 280 0 130 370 780 11%

4 Sonoco 700 0 0 80 780 11%

5 Smurfit-Stone 0 0 510 60 570 8%

6 U.S. Gypsum 0 500 0 0 500 7%

7 Graphic Packaging 0 0 330 30 360 5%

8 National Gypsum 0 280 0 0 280 4%

9 Georgia Pacific 0 240 0 0 240 3%

10 Simkins Industries 0 0 150 20 170 2%

Others 150 200 350 330 980 14%

Total U.S. Capacity 1,600 1,710 2,250 1,500 7,010 100%*

(1) Source: American Forest and Paper Association and company estimates *Rounded

Business and Industry Update

Boxboard Shipments (tons in thousands)

Q1

2003 vs. 2002 2004 vs. 2003

Caraustar* Industry Caraustar Caraustar Industry

2002 2003 % Change % Change 2004 % Change % Change

(000) tons (000) tons

Recycled 445.6 418.2 -6.2% -2.5% 109.2 -8.7% -3.1%

Folding

Tube Can & 273.0 324.1 18.7% -0.2% 84.5 5.2% 0.6%

Drum

Gypsum 178.1 187.2 5.1% 3.6% 52.1 17.6% 1.4%

Facings**

Other 214.6 228.5 6.5% 5.6% 62.2 12.0% 1.6%

Specialty

Total 1111.3 1158.0 4.2% 0.9% 308.0 2.7% -0.3%

* Includes outside purchases

7 **Includes gypsum facing volume from our 50% owned PBL joint venture

Differentiated Products

Light weight Gypsum Facing Paper (PBL)

? Fourdrinier technology gives comparable strength at lower basis weight

? Lower basis weight:

? Lower cost (fiber)

? Less energy

? Less freight

? Fewer changeovers

? Higher utilization

? Builder preference

? Capacity:

? 300,000 tons/yr

? 15 BSF/yr

? 18% of U.S. market

? 5 panels/sheet

Differentiated Products

Tubes, Cores and Composite Containers

? Three competitors control 88% of the market

? Sonoco 50%

? Caraustar 28%

? Newark 10%

? Others 12%

? Totally vertically integrated

? Balanced customer base

Other

Carpet

Film

Cloth

Yarn

Paper

Differentiated Products

“InverFreez??” (Sprague)

? Fourdrinier technology

? Freeze / thaw tolerant

? Smooth sheet

? “Square” sheet

? Print quality at parity with virgin (CUK)

? Cost advantage of 15-20% vs. virgin (CUK)

Differentiated Products

“Statone??”

? The trademark Statone line of grease resistant paperboard is recognized throughout the industry

? Multiple Statone grades are targeted to specific end use needs

? Statone paperboard is utilized for packaging of marquee name products

? Rittman Mill recognized as an industry leader in the production of grease resistant packaging for nearly 30 years

? Large, stable market

Differentiated Products

Folding Cartons

? Top ten position in the U.S. folding carton market

? Strategic focus has shifted to offering a complete portfolio of primary and secondary packaging along with certified folding cartons to the pharmaceutical and healthcare industries

? Caraustar sold 418 thousand tons (87,000 internally) of recycled paperboard to the folding carton market in 2003

Differentiated Products

Partitions

? Segment dominated by RTS

? The only other integrated partition company in the U.S.

? An integrated business provides opportunity to grow market share with major national accounts

? Multiple plants positioned to service the industry

? Partitions are die cut and have unique locking assembly features

Differentiated Products and Services

Contract Packaging

? Providing the marketplace with full service resources for packaging components and contract packaging for the pharmaceutical and healthcare industries

? FDA registered and cGMP compliant facilities

? In line process and manufacturing controls with high speed narrow web flexo printing presses

Awarded the Healthcare Compliance Package of the Year for GlaxoSmithKline’s Lamictal product by the Healthcare Compliance Packaging Council.

Differentiated Products

Other Specialty Products

? The “other specialty” recycled paperboard market comprises numerous specialty end-use product niches, many of which require value-added converting processes

? Caraustar produces recycled paperboard for use in virtually every end-use segment of the “other specialty” recycled paperboard market

? Caraustar shipped 228 thousand tons (69 internally) in 2003 and had a market share of approximately 18 percent

Section II Recent Results and Profit Initiatives

Restructuring & Other Transition Charges

First Quarter 2004 Restructuring Other Transition

($            millions) Cash Non-Cash Total COGS SG&A Total

A/R Inventory Reserve $ 0.0 $ 0.0 $ 0.0 $ 2.1 $ 1.3 $ 3.4

Cedartown (Mill) $ 0.5 $ 0.5 $ 1.0 $ 0.0 $ 0.0 $ 0.0

Other Mills $ 0.1 $ 0.1 $ 0.2 $ 0.0 $ 0.0 $ 0.0

Ashland (Carton) $ 0.5 $ 0.4 $ 0.9 $ 0.0 $ 0.0 $ 0.0

Specialty (CCI) $ 0.0 $ 0.2 $ 0.2 $ 0.0 $ 0.0 $ 0.0

Back Office (Corporate) $ 0.8 $ 0.0 $ 0.8 $ 0.0 $ 0.6 $ 0.6

$ 1.9 $ 1.2 $ 3.1 $ 2.1 $ 1.9 $ 4.0 *

* Cash = $ 0.6 Non-Cash= $ 3.4

Recent Results – First Quarter 2004

($            in millions) YTD YTD Proforma (Note 1)

Mar 31, 2003 Mar 31, 2004 Mar 31, 2004

Tons sold* (in thousands) 271 272 272

Sales $ 252.9 $ 257.1 $ 257.1

Gross Profit $ 46.6 $ 40.4 $ 42.5

SG&A Expenses $ 43.6 $ 39.5 $ 37.6

Income (loss) from Operations ( $1.4) ($ 2.1) $1.9

EBITDA** $ 10.9 $ 9.1 $ 12.5

Capital Expenditures $6.3 $ 4.4 $4.4

Gross Profit Margin 18.4% 15.7% 16.5%

EBITDA Margin** 4.3% 3.5% 4.9%

* Includes PBL Gypsum volume.

** As defined by Caraustar’s Senior Credit Facility dated June 24, 2003.

NOTE 1 Adjusted for Other Transition Charges and A/R and Inventory reserves for financially distressed customer. Note: See supplemental information regarding non-GAAP financial measures.

Recent Results

Joint Ventures (100%) *

Standard Gypsum (Wallboard)

2002 2003 1Q 2004

??Volume 863 million sq ft 900 million sq ft 228 million sq ft

??Selling Price/msf $94/MSF $95/MSF $111/MSF

??Operating Inc. $18.9MM $14.9MM $7.2MM

??EBITDA** $23.8MM $18.6MM $8.2MM

Premier Boxboard Limited (Gypsum Paper)

2002 2003 1Q 2004

??Volume 220,000 tons 258,000 tons 64,000 tons

??Sales Price $310/ton $323/ton $325/ton

??Operating Inc. (loss) ($5.1MM) $8.8MM ($0.6)MM

??EBITDA** $9.2MM $16.9MM $1.4MM

* Caraustar owns 50% of these joint ventures

** See supplemental information regarding non-GAAP financial measures provided in the company’s Form 8-K furnished to the SEC along with this presentation.

Profit Improvement Initiatives—Pricing

Announced Product Increase Effective

3/1/04 URB $50/ton 3/29/04

3/10/04 CRB $50/ton 4/10/04

3/18/04 T&C 8% 4/12/04

Profit Improvement Initiatives—Right Sizing

Estimated

$MM (Pre-tax) YTD Ongoing Annua

Cash Non-Cash Total Cash Benefit

Restructuring

Halifax Closure 2002 (0.4) (3.0) (3.4)

2003 - 0.6 0.6 1.0

Buffalo Closure 2003 (1.3) (3.2) (4.5) 3.5

Ashland Carton 2002 (1.2) (1.2) (2.4)

2003 (2.6) (4.1) (6.7)

2004 (0.5) (0.4) (0.9) 3.8

Carolina Converting, Inc. 2002 (3.6) (2.4) (6.0)

2003 (1.2) (0.9) (2.1) 3.6

Transitional

Eight Tube & Core Facilities 2002 (4.1) (0.1) (4.2)

2003 - (1.2) (1.2) 5.0

Rittman #2 Paper Machine (Idle) 2002 (1.1) (1.3) (2.4) 5.0

Cedartown Closure 2003 - (1.7) (1.7)

2004 (0.5) (0.8) (1.3) 2.0

Totals (16.5) (19.7) (36.2) 23.9

Profit Improvement Initiatives

Profitable business from rationalized facilities transferred to other Caraustar operations

• Buffalo: Sweetwater & PBL

• Rittman #2: Sprague & URB & Exit

• Cedartown: Austell #2 & Chattanooga

• Tube & Core: 51 facilities 43 facilities

• CCI: CCC Mooresville

• Ashland: Chicago & Versailles

Profit Improvement Initiatives

Selling, General and Administrative Reduction

? Caraustar 2002 SG&A/sales of 16.0% was 19th out of 20 paper companies (10.1% average for the group)

? Decentralized philosophy and “bolt on” acquisition strategy of the 1990’s drove high-cost structure

? Operating like “thirty, $30 million companies versus a one billion dollar company”

? SG&A running at $170 million*/year in April 2003

? Commitment to achieve a $20 million annual SG&A reduction (run rate) by May 2004. Achieved $23 million reduction by December 2003.

? Additional programs being developed

* See supplemental information regarding non-GAAP financial measures provided in the Company’s Form 8-K furnished to the SEC along with this presentation.

Profit Improvement Initiatives

Procurement Leverage

? The Three “F’s”: Fiber, Freight, Fuel constitute a total Caraustar expenditure of approximately $60 million each

? Historically, Caraustar has not leveraged its buying power:

? The Caraustar Recovered Fiber Group supplied only half of the mill system’s fiber requirements in 2003 and less than 20% in 2002

? Of the 50+ freight providers, the eight largest constitute only $24 million of the $60 million total

? Opportunities exist to better manage fuel costs through consolidated risk management strategies

? Significant opportunity to improve gross profit margins through leveraged buying

Working Capital and

Liquidity

“Cash Is King”

? Commitment in May 2003 to extract $30 million from working capital in 12 months. Achieved $47 million reduction in 7 months. More to come.

? Cash increased $51 million in 2003

$MM

154 155

144

130

114

106

86 81

77

54

47

34

Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04

Working Capital Cash

Working Capital and Liquidity

Bank Revolver/Hedge Strategy

? 3-year $75 million revolving credit facility secured primarily by accounts receivable and inventory matures June 2006

?? 40.5 million used by letters of credit ($32 million with J.V.’s)

? Pricing: LIBOR plus 2.5% (Previous spread was 3.25%; pricing improves with Fixed Charge Coverage improvement)

? Unused Line Fee: 0.5% (previous was 1.25%)

? No covenants so long as availability is greater than $10 million, or suppressed availability is above $20 million. Otherwise, must meet a fixed charge coverage ratio

? The company has hedged $100 million of its fixed rate debt to floating rate at a current benefit of approximately 300 basis points

Strategy / Outlook

? Caraustar is positioning itself to be successful regardless of external factors

? Near Term Agenda

1. Continue expansion of differentiated products

2. Execute rationalizations of under-performing businesses

3. Leverage procurement

4. Reduce SG&A / back office costs – in conjunction with Sarbanes-Oxley control initiatives, streamline processes

5. Extract additional cash from working capital

6. Real Estate Sales – Chicago, 11 others

7. Net Debt Reduction

APPENDIX

Biographies

Thomas V. Brown

President & CEO, Caraustar Industries, Inc.

Mr. Brown has served as President of Caraustar since January 1991 and as its Chief Executive Officer since October 1991. He has been a director since April 1991. He currently serves on the Executive Committee. Prior to joining Caraustar, Mr. Brown served as Vice President and General Manager, Industrial Packaging Division, of Jefferson Smurfit Corporation, a packaging company, from October 1986 through December 1990. He began his career in the paper industry with Container Corporation of America (CCA) in 1962 and was Group Vice President-Containerboard when CCA was acquired by Jefferson Smurfit in 1986.

Michael J. Keough

Senior Vice President and Chief Operating Officer Caraustar Industries, Inc.

Mr. Keough has been employed by the company since March 2002 and has served as a director since October 2002. Prior to joining Caraustar, he served as President and Chief Operating Officer of Gaylord Container Corporation from April 2000 through March 2002, and as its Vice President of Container Operations from October 1993 through April 2000. He began employment with Gaylord Container Corporation in 1985 following ten years with International Paper.

Ronald J. Domanico

Vice President & CFO, Caraustar Industries, Inc.

Mr. Domanico joined Caraustar as Vice President and CFO in October 2002. Prior to joining Caraustar, he was Executive Vice President and CFO of AHL Services, Inc., in Atlanta. From 1981 to 2000, Mr. Domanico worked for Kraft Foods and Nabisco in a succession of progressively more senior financial management, planning, business development and operations roles. His last eleven years at Kraft and Nabisco were in CFO positions, and when he left the company he was Senior Vice President and CFO for Nabisco International and CEO for Nabisco Asia.

Note Regarding Non-GAAP Financial Measures

This presentation includes the following financial measures: “EBITDA” (as defined by the Company’s senior credit facility), “EBITDA Margin,” “Pro Forma Gross Profit, SG&A expense and Loss from Operations”, “EBITDA” for the Company’s joint ventures, Standard Gypsum and Premier Boxboard Limited (“PBL”) and “annualized SG&A run rate”. These items are not financial measures under generally accepted accounting principles in the United States. Because these items are not GAAP financial measures, other companies may present similarly titled items determined with differing adjustments. Accordingly, these measures as presented herein should not be used to evaluate the Company’s performance by comparison to any similarly titled measures presented by other companies. The Company uses, and believes that the “EBITDA” and “EBITDA Margin” measures for the Company are useful, in evaluating the Company’s performance and its ability to comply with its debt covenants. The Company uses, and believes that the “EBITDA” measures for its joint ventures are useful, in evaluating the liquidity of its joint ventures and the Company’s potential funding requirements for these joint ventures. The following tables include reconciliations of these non-GAAP financial measures with the most comparable GAAP measurement. Investors are strongly urged to review these reconciliations.

Reconciliation of Gross Profit, SG&A Expense and Loss from Operations to Pro Forma Gross Profit, SG&A Expense and Income (Loss) from Operations for the Quarter Ended March 31, 2004* (In Millions)

I. Gross Profit (GAAP**) $ 40.4

Reserve Related to Specific Customer $ 2.1

Gross Profit (Non-GAAP) $ 42.5

II. SG&A Expense (GAAP**) $ 39.5

Reserve Related to Specific Customer $ 1.3

Transition Charges $ 0.6

SG&A Expense (Non-GAAP) $ 37.6

III. Loss from Operations (GAAP**) ( $ 2.1)

Reserve Related to Specific Customer $ 3.4

Transition Charges $ 0.6

Loss from Operations (Non-GAAP) $ 1.9

* See Note regarding Non-GAAP financial measures.

**Derived from the Statement of Operations.

Caraustar Industries, Inc. Calculations of Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) for the Three Months Ended March 31, 2003 and 2004 (In Thousands, Except Share Data)

Pro Forma

Three Months Ended Three Months Ended Three Months Ended

March 31, 2003 March 31, 2004 March 31, 2004

Net loss per common share as reported ( $ 0.26) ( $ 0.24) ( $ 0.24)

Net loss as reported ( $ 7,128) ( $ 6,773) ( $ 6,773)

Benefit from income taxes ( $ 4,265) ( $ 3,352) ( $ 3,352)

Interest expense $ 10,337 $ 10,857 $ 10,857

Depreciation and amortization $ 7,748 $ 7,251 $ 7,251

Unconsolidated affiliates:

Less: Equity in income from unconsolidated affiliates ( $ 20) ( $ 2,682) ( $ 2,682)

Plus: Cash distributions from unconsolidated affiliates $ 500 $ 2,500 $ 2,500

Reserve related to specific customer $ 3,437

Noncash restructuring and impairment $ 3,436 $ 1,175 $ 1,175

Noncash disposal of property, plant and equipment $ 294 $ 130 $ 130

Adjusted EBITDA $ 10,902 $ 9,106 $ 12,543

EBITDA Margin—Comparable GAAP Margin

Adjusted EBITDA $ 10,902 $ 9,106 $ 12,543

Sales $ 252,902 $ 257,095 $ 257,095

EBITDA Margin 4.3% 3.5% 4.9%

Caraustar Industries, Inc. Joint Venture Calculations of EBITDA* for the Years Ended December 31, 2002, 2003 and the Three Months Ended March 31, 2004 (In Thousands)

Standard Gypsum (100%): Year Ended Year Ended Three Months

December 31, December 31, Ended

2002 2003 March 31, 2004

Operating income $ 18,881 $ 14,930 $ 7,168

Depreciation and amortization $ 4,915 $ 3,673 $ 1,019

EBITDA $ 23,796 $ 18,603 $ 8,187

Caraustar’s 50% interst of EBITDA $ 11,898 $ 9,302 $ 4,094

Premier Boxboard Limited (100%): Year Ended Year Ended Three Months

December 31 December 31 Ended

2002 2003 March 31, 2004

Operating (loss) income ( $ 5,066) $ 8,725 ($ 586)

Depreciation and amortization $ 14,231 $ 8,165 $ 2,011

EBITDA $ 9,165 $ 16,890 $ 1,425

Caraustar’s 50% interst of EBITDA $ 4,583 $ 8,445 $ 713

*EBITDA for the joint ventures is defined as operating income (loss) plus depreciation and amortization expense.

Caraustar Industries, Inc.

Reconciliation of Annualized SG&A Run Rate*

(In Thousands)

SG&A expense for the first quarter ending March 31, 2003 (GAAP)** $ 43,594

Adjusting Item:

Idling of the Rittman mill’s number 2 machine $ 1,100

SG&A expense for the fourth quarter ending March 31, 2003 (Non-GAAP) $ 42,494

Annualized SG&A expense run rate (Non-GAAP) $ 169,976

* See Note regarding Non-GAAP financial measures.

** Derived from the respective statement of operations

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